                                                         FREE WRITING PROSPECTUS
                                                      FILED PURSUANT TO RULE 433
                                          REGISTRATION STATEMENT NO.: 333-129844

     THE DATE OF THIS FREE WRITING PROSPECTUS IS February 5, 2007

          STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

          The depositor has filed a registration statement (including a prospectus) with the SEC (SEC File No. 333-129844) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the
SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC
Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling 1-800-666-2388 or by emailing CMBSREQ@lehman.com.

LBUBS 07-C1

Settlement    02/27/07
Dated Date    02/11/07
1st Payment   03/15/07

                                            Interest             Fitch
                                Coupon       Accrual     SP      Rated          Initial                  %
    S&P  Fitch                   Type         Basis  Rated Final Final  Sub %    Coupon      Size     of Deal    Window   Avg Life
----------------------------------------------------------------------------------------------------------------------------------

A1  AAA  AAA   Public       Fixed           30/360        Jan-39       30.000%  5.57300    62,000,000    1.7% 03/07-11/11     2.73
A2  AAA  AAA   Public       Fixed           30/360        Jan-39       30.000%  5.51200   211,000,000    5.7% 11/11-01/12     4.78
A3  AAA  AAA   Public       Fixed           30/360        Jan-39       30.000%  5.56500   225,000,000    6.1% 12/13-01/14     6.88
AAB AAA  AAA   Public       Fixed           30/360        Jan-39       30.000%  5.53800    95,000,000    2.6% 01/12-08/16     7.32
A4  AAA  AAA   Public       Fixed (WAC Cap) 30/360        Jan-39       30.000%  5.56900 1,156,051,000   31.1% 08/16-01/17     9.84
A1A AAA  AAA   Public       Fixed (WAC Cap) 30/360        Jan-39       30.000%  5.54800   850,172,000   22.9% 03/07-01/17     7.05
AM  AAA  AAA   Public       Fixed (WAC Cap) 30/360        Jan-39       20.000%  5.59900   371,318,000   10.0% 01/17-01/17     9.88
AJ  AAA  AAA   Public       Fixed (WAC Cap) 30/360        Jan-39       11.500%  5.62900   315,620,000    8.5% 01/17-01/17     9.88
B   AA+  AA+   Public       Fixed (WAC Cap) 30/360        Jan-39       10.750%  5.65800    27,849,000    0.8% 01/17-01/17     9.88
C   AA   AA    Public       Fixed (WAC Cap) 30/360        Jan-39        9.250%  5.67800    55,697,000    1.5% 01/17-01/17     9.88
D   AA-  AA-   Public       Fixed (WAC Cap) 30/360        Jan-39        8.250%  5.70700    37,132,000    1.0% 01/17-01/17     9.88
E   A+   A+    Public       Fixed (WAC Cap) 30/360        Jan-39        7.750%  5.73700    18,566,000    0.5% 01/17-01/17     9.88
F   A    A     Public       Fixed (WAC Cap) 30/360        Jan-39        6.875%  5.76600    32,490,000    0.9% 01/17-01/17     9.88
XCL AAA  AAA   Private/144A Variable IO     30/360        Jan-39           N/A  0.04979 1,856,588,417         03/07-12/21     8.59
XCP AAA  AAA   Public       Variable IO     30/360        Jan-39           N/A  0.30437 1,723,844,500         02/08-02/14     5.54
XW  AAA  AAA   Private/144A Variable IO     30/360        Jan-39           N/A  0.33240 1,856,588,417         03/07-12/21     8.59
G   A-   A-    Private/144A Fixed (WAC Cap) 30/360        Jan-39        6.000%  5.81500    32,491,000    0.9% 01/17-01/17     9.88
H   BBB+ BBB+  Private/144A WAC - 0.00%     30/360        Jan-39        4.875%  5.91577    41,773,000    1.1% 01/17-01/17     9.88
J   BBB  BBB   Private/144A WAC - 0.00%     30/360        Jan-39        3.750%  5.91577    41,773,000    1.1% 01/17-02/17     9.89
K   BBB- BBB-  Private/144A WAC - 0.00%     30/360        Jan-39        2.375%  5.91577    51,056,000    1.4% 02/17-02/17     9.97
L   BB+  BB+   Private/144A Fixed (WAC Cap) 30/360        Jan-39        2.125%  5.33000     9,283,000    0.3% 02/17-02/17     9.97
M   BB   BB    Private/144A Fixed (WAC Cap) 30/360        Jan-39        1.875%  5.33000     9,283,000    0.3% 02/17-02/17     9.97
N   BB-  BB-   Private/144A Fixed (WAC Cap) 30/360        Jan-39        1.625%  5.33000     9,283,000    0.3% 02/17-02/17     9.97
P   B+   NR    Private/144A Fixed (WAC Cap) 30/360        Jan-39        1.500%  5.33000     4,642,000    0.1% 02/17-02/17     9.97
Q   B    NR    Private/144A Fixed (WAC Cap) 30/360        Jan-39        1.250%  5.33000     9,283,000    0.3% 02/17-02/17     9.97
S   B-   NR    Private/144A Fixed (WAC Cap) 30/360        Jan-39        1.000%  5.33000     9,283,000    0.3% 02/17-02/17     9.97
T   NR   NR    Private/144A Fixed (WAC Cap) 30/360        Jan-39           N/A  5.33000    37,131,833    1.0% 02/17-12/21    11.80
BMP NR   NR    Private/144A WAC             Act/360       Jan-39           N/A 11.24596    33,457,011         12/11-12/11     4.80

Call provision: 1% of Original balance

Interest Reserve is 1 day's interest at the Gross Rate for all act/360 loans except for Extendicare and Four Times Square which reserve 1 day's interest at the Gross Rate less 0.01% and 0.0025%, respectively. The Depositor will deposit
2 days of interest at closing ($1,220,350.46) for the interest reserve account.

Penalties allocated to Classes A1 through K using base interest fraction.
Remaining: on or before 2/2010, 50% to XW, 46.0% to XCL, 4.0% to XCP. after
2/2010, 50% to XW and 50% to XCL.

THE INFORMATION IN THIS FREE WRITING PROSPECTUS SUPERSEDES THE INFORMATION IN
ANY PRIOR VERSIONS HEREOF AND WILL BE SUPERSEDED BY THE INFORMATION IN ANY
SUBSEQUENT FREE WRITING PROSPECTUSES PRIOR TO THE TIME OF SALE. THIS FREE
WRITING PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN
OFFER TO BUY ANY SECURITY OTHER THAN THE OFFERED CERTIFICATES, NOR DOES IT
CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE
OFFERED CERTIFICATES TO ANY PERSON IN ANY JURISDICTION IN WHICH IT IS UNLAWFUL
TO MAKE SUCH AN OFFER OR SOLICITATION TO SUCH PERSON. THIS FREE WRITING
PROSPECTUS WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN
CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING
PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE,
LOSS, SPREADS, MARKET AVAILABILITY AND OTHER MATTERS. THE ACTUAL AMOUNT, RATE OR
TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS MAY BE DIFFERENT, AND
SOMETIMES MATERIALLY DIFFERENT THAN ANTICIPATED, AND THEREFORE THE PRICING,
PAYMENT OR YIELD INFORMATION REGARDING THE CERTIFICATES MAY BE DIFFERENT FROM
THE INFORMATION PROVIDED HEREIN. THERE CAN BE NO ASSURANCE THAT ACTUAL PRICING
WILL BE COMPLETED AT THE INDICATED VALUE(S). IN ADDITION, PRICING OF THE
CERTIFICATES MAY VARY SIGNIFICANTLY FROM THE INFORMATION CONTAINED IN THIS FREE
WRITING PROSPECTUS AS A RESULT OF VARIOUS FACTORS, INCLUDING, WITHOUT
LIMITATION, PREVAILING CREDIT SPREADS, MARKET POSITIONING, FINANCING COSTS,
HEDGING COSTS AND RISK AND USE OF CAPITAL AND PROFIT. THE PRICING ESTIMATES
CONTAINED HEREIN MAY VARY DURING THE COURSE OF ANY PARTICULAR DAY AND FROM DAY
TO DAY. YOU SHOULD CONSULT WITH YOUR OWN ACCOUNTING OR OTHER ADVISORS AS TO THE
ADEQUACY OF THE INFORMATION IN THIS FREE WRITING PROSPECTUS FOR YOUR PURPOSES.

     THE DATE OF THIS FREE WRITING PROSPECTUS IS February 5, 2007

          STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

          The depositor has filed a registration statement (including a prospectus) with the SEC (SEC File No. 333-129844) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the
SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC
Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling 1-800-666-2388 or by emailing CMBSREQ@lehman.com.

WESTFIELD SAN FRANCISCO CENTRE             UPB        Gross Cpn
--------------------------------------------------------------------------------
A                                    300,000,000.00    6.046000
B                                    135,000,000.00    5.804333
--------------------------------------------------------------------------------
WL                                   435,000,000.00    5.971000   Interest-Only

Prior to the event of default, principal is distrubuted prorata. In the event of default, principal is sequential (A then B).

BMP Certificates; actual/360 basis serv and trustee

BETHANY MARYLAND PORTFOLIO             UPB            Gross Cpn
--------------------------------------------------------------------------------

A                                150,400,000.00   5.7289 --> 5.9789
B                                 33,457,011.93       11.2459600                   Gross Coupon is 5.7289% up to and including
                                                                                   the accrual period ending 12/10/2008. After,
                                                                                   the Gross Coupon is 5.9789%
--------------------------------------------------------------------------------
WL                               183,857,011.93                   Interest-Only

Prior to the event of default, principal is distrubuted prorata. In the event of default, principal is sequential (A then B).

BETHANY HOUSTON PORTFOLIO              UPB            Gross Cpn
--------------------------------------------------------------------------------

A                                102,280,000.00
B                                 19,450,000.00                                    Gross Coupon is 6.0165% up to and including
                                                                                   the accrual period ending 12/10/2008. After,
                                                                                   the Gross Coupon is 6.2665%
--------------------------------------------------------------------------------
WL                               121,730,000.00       6.0165000   Interest-Only

Prior to the event of default, principal is distrubuted prorata. In the event of default, principal is sequential (A then B).

BETHANY AUSTIN PORTFOLIO               UPB            Gross Cpn
--------------------------------------------------------------------------------

A                                 44,000,000.00
B                                 10,125,000.00                                    Gross Coupon is 5.80% up to and including the
                                                                                   accrual period ending 1/10/2009. After, the
                                                                                   Gross Coupon is 6.05%
--------------------------------------------------------------------------------
WL                                54,125,000.00       5.8000000   Interest-Only
                                                                  she

Prior to the event of default, principal is distrubuted prorata. In the event of default, principal is sequential (A then B).

--------------------------------------------------------------------------------
                                                           ADDITIONAL    ON AND
ADD'L AMORTIZATION LOANS                      BALANCE       PRINCIPAL     AFTER
--------------------------------------------------------------------------------
Village Club Apartments                    23,680,000.00    26,572.32   02/11/12
Woodbridge Apartments                      10,400,000.00    11,670.28   02/11/12
AXA Building                                6,900,000.00     7,451.04   02/11/12
Kozy Court - Mobile Manor                   5,610,000.00     5,929.86   02/11/12
--------------------------------------------------------------------------------

THE INFORMATION IN THIS FREE WRITING PROSPECTUS SUPERSEDES THE INFORMATION IN
ANY PRIOR VERSIONS HEREOF AND WILL BE SUPERSEDED BY THE INFORMATION IN ANY
SUBSEQUENT FREE WRITING PROSPECTUSES PRIOR TO THE TIME OF SALE. THIS FREE
WRITING PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN
OFFER TO BUY ANY SECURITY OTHER THAN THE OFFERED CERTIFICATES, NOR DOES IT
CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE
OFFERED CERTIFICATES TO ANY PERSON IN ANY JURISDICTION IN WHICH IT IS UNLAWFUL
TO MAKE SUCH AN OFFER OR SOLICITATION TO SUCH PERSON. THIS FREE WRITING
PROSPECTUS WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN
CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING
PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE,
LOSS, SPREADS, MARKET AVAILABILITY AND OTHER MATTERS. THE ACTUAL AMOUNT, RATE OR
TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS MAY BE DIFFERENT, AND
SOMETIMES MATERIALLY DIFFERENT THAN ANTICIPATED, AND THEREFORE THE PRICING,
PAYMENT OR YIELD INFORMATION REGARDING THE CERTIFICATES MAY BE DIFFERENT FROM
THE INFORMATION PROVIDED HEREIN. THERE CAN BE NO ASSURANCE THAT ACTUAL PRICING
WILL BE COMPLETED AT THE INDICATED VALUE(S). IN ADDITION, PRICING OF THE
CERTIFICATES MAY VARY SIGNIFICANTLY FROM THE INFORMATION CONTAINED IN THIS FREE
WRITING PROSPECTUS AS A RESULT OF VARIOUS FACTORS, INCLUDING, WITHOUT
LIMITATION, PREVAILING CREDIT SPREADS, MARKET POSITIONING, FINANCING COSTS,
HEDGING COSTS AND RISK AND USE OF CAPITAL AND PROFIT. THE PRICING ESTIMATES
CONTAINED HEREIN MAY VARY DURING THE COURSE OF ANY PARTICULAR DAY AND FROM DAY
TO DAY. YOU SHOULD CONSULT WITH YOUR OWN ACCOUNTING OR OTHER ADVISORS AS TO THE
ADEQUACY OF THE INFORMATION IN THIS FREE WRITING PROSPECTUS FOR YOUR PURPOSES.

     THE DATE OF THIS FREE WRITING PROSPECTUS IS February 5, 2007

          STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

          The depositor has filed a registration statement (including a prospectus) with the SEC (SEC File No. 333-129844) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the
SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC
Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling 1-800-666-2388 or by emailing CMBSREQ@lehman.com.

4 TIMES SQUARE

                             Ending        Principal
Period          Date         Balance        Payment
-----------------------------------------------------
     0       2/11/2007   82,933,805.83
     1       3/11/2007   82,156,448.60     777,357.23
     2       4/11/2007   81,677,701.76     478,746.83
     3       5/11/2007   81,096,061.38     581,640.39
     4       6/11/2007   80,612,210.25     483,851.12
     5       7/11/2007   80,025,606.45     586,603.80
     6       8/11/2007   79,536,602.57     489,003.88
     7       9/11/2007   79,045,244.82     491,357.75
     8      10/11/2007   78,451,341.57     593,903.25
     9      11/11/2007   77,954,759.79     496,581.78
    10      12/11/2007   77,355,776.70     598,983.09
    11       1/11/2008   76,853,921.30     501,855.40
    12       2/11/2008   76,349,650.16     504,271.14
    13       3/11/2008   75,643,428.21     706,221.95
    14       4/11/2008   75,133,330.23     510,097.98
    15       5/11/2008   74,521,203.97     612,126.25
    16       6/11/2008   74,005,704.04     515,499.93
    17       7/11/2008   73,388,324.93     617,379.11
    18       8/11/2008   72,867,371.76     520,953.17
    19       9/11/2008   72,343,910.93     523,460.84
    20      10/11/2008   71,718,790.63     625,120.30
    21      11/11/2008   71,189,800.97     528,989.66
    22      12/11/2008   70,559,304.44     630,496.53
    23       1/11/2009   70,024,733.47     534,570.98
    24       2/11/2009   69,487,589.28     537,144.19
    25       3/11/2009   68,651,770.88     835,818.39
    26       4/11/2009   68,108,017.78     543,753.10
    27       5/11/2009   67,463,165.28     644,852.50
    28       6/11/2009   66,913,690.70     549,474.58
    29       7/11/2009   66,263,274.63     650,416.07
    30       8/11/2009   65,708,024.23     555,250.39
    31       9/11/2009   65,150,101.08     557,923.15
    32      10/11/2009   64,491,469.62     658,631.46
    33      11/11/2009   63,927,690.45     563,779.17
    34      12/11/2009   63,263,364.59     664,325.86
    35       1/11/2010   62,693,673.80     569,690.79
    36       2/11/2010   62,121,240.74     572,433.06
    37       3/11/2010   61,253,395.10     867,845.64
    38       4/11/2010   60,674,029.09     579,366.00
    39       5/11/2010   59,994,546.60     679,482.50
    40       6/11/2010   59,409,120.99     585,425.61
    41       7/11/2010   58,723,746.13     685,374.86
    42       8/11/2010   58,132,203.38     591,542.75
    43       9/11/2010   57,537,813.17     594,390.21
    44      10/11/2010   56,843,721.13     694,092.04
    45      11/11/2010   56,243,128.68     600,592.46
    46      12/11/2010   55,543,005.57     700,123.11
    47       1/11/2011   54,936,151.97     606,853.60
    48       2/11/2011   54,326,377.21     609,774.76
    49       3/11/2011   53,424,641.24     901,735.98
    50       4/11/2011   52,807,590.66     617,050.58
    51       5/11/2011   52,091,463.67     716,126.99
    52       6/11/2011   51,467,995.69     623,467.98
    53       7/11/2011   50,745,628.42     722,367.27
    54       8/11/2011   50,115,682.12     629,946.31
    55       9/11/2011   49,482,703.49     632,978.62
    56      10/11/2011   48,751,088.07     731,615.42
    57      11/11/2011   48,111,540.83     639,547.25
    58      12/11/2011   47,373,538.07     738,002.75
    59       1/11/2012   46,727,359.83     646,178.24
    60       2/11/2012   46,078,071.15     649,288.69
    61       3/11/2012   45,235,534.59     842,536.56
    62       4/11/2012   44,579,064.83     656,469.76
    63       5/11/2012   43,824,606.63     754,458.20
    64       6/11/2012   43,161,345.22     663,261.41
    65       7/11/2012   42,400,282.80     761,062.42
    66       8/11/2012   41,730,165.25     670,117.55
    67       9/11/2012   41,056,822.01     673,343.24
    68      10/11/2012   40,285,956.02     770,865.99
    69      11/11/2012   39,605,660.92     680,295.10
    70      12/11/2012   38,828,034.94     777,625.98
    71       1/11/2013   38,140,721.98     687,312.97
    72       2/11/2013   37,450,100.55     690,621.42
    73       3/11/2013   36,474,990.28     975,110.28
    74       4/11/2013   35,776,350.67     698,639.61
    75       5/11/2013   34,980,886.49     795,464.18
    76       6/11/2013   34,275,054.84     705,831.64
    77       7/11/2013   33,472,597.12     802,457.72
    78       8/11/2013   32,759,505.16     713,091.96
    79       9/11/2013   32,042,980.65     716,524.51
    80      10/11/2013   31,230,125.19     812,855.46
    81      11/11/2013   30,506,238.84     723,886.35
    82      12/11/2013   29,686,224.72     820,014.12
    83       1/11/2014   28,954,906.64     731,318.09
    84       2/11/2014   28,220,068.27     734,838.37
    85       3/11/2014   27,204,827.86   1,015,240.41
    86       4/11/2014   26,461,565.30     743,262.57
    87       5/11/2014   25,622,709.74     838,855.56
    88       6/11/2014   24,871,831.48     750,878.27
    89       7/11/2014   24,025,570.41     846,261.07
    90       8/11/2014   23,267,004.13     758,566.27
    91       9/11/2014   22,504,786.42     762,217.72
    92      10/11/2014   21,647,498.87     857,287.55
    93      11/11/2014   20,877,485.48     770,013.39
    94      12/11/2014   20,012,617.42     864,868.06
    95       1/11/2015   19,234,734.35     777,883.07
    96       2/11/2015   18,453,106.85     781,627.50
    97       3/11/2015   17,395,401.87   1,057,704.98
    98       4/11/2015   16,604,920.54     790,481.33
    99       5/11/2015   15,720,149.45     884,771.09
   100       6/11/2015   14,921,604.11     798,545.34
   101       7/11/2015   14,028,991.57     892,612.54
   102       8/11/2015   13,222,305.65     806,685.92
   103       9/11/2015   12,411,736.66     810,568.99
   104      10/11/2015   11,507,432.32     904,304.34
   105      11/11/2015   10,688,608.59     818,823.72
   106      12/11/2015    9,776,277.35     912,331.25
   107       1/11/2016    8,949,120.52     827,156.83
   108       2/11/2016    8,117,982.08     831,138.44
   109       3/11/2016    7,104,509.13   1,013,472.95
   110       4/11/2016    6,264,491.45     840,017.68
   111       5/11/2016    5,331,551.19     932,940.26
   112       6/11/2016    4,482,999.18     848,552.01
   113       7/11/2016    3,541,760.13     941,239.04
   114       8/11/2016    2,684,592.76     857,167.37
   115       9/11/2016    1,823,299.32     861,293.44
   116      10/11/2016      869,670.51     953,628.81
   117      11/11/2016              --     869,670.51

THE INFORMATION IN THIS FREE WRITING PROSPECTUS SUPERSEDES THE INFORMATION IN
ANY PRIOR VERSIONS HEREOF AND WILL BE SUPERSEDED BY THE INFORMATION IN ANY
SUBSEQUENT FREE WRITING PROSPECTUSES PRIOR TO THE TIME OF SALE. THIS FREE
WRITING PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN
OFFER TO BUY ANY SECURITY OTHER THAN THE OFFERED CERTIFICATES, NOR DOES IT
CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE
OFFERED CERTIFICATES TO ANY PERSON IN ANY JURISDICTION IN WHICH IT IS UNLAWFUL
TO MAKE SUCH AN OFFER OR SOLICITATION TO SUCH PERSON. THIS FREE WRITING
PROSPECTUS WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN
CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING
PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE,
LOSS, SPREADS, MARKET AVAILABILITY AND OTHER MATTERS. THE ACTUAL AMOUNT, RATE OR
TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS MAY BE DIFFERENT, AND
SOMETIMES MATERIALLY DIFFERENT THAN ANTICIPATED, AND THEREFORE THE PRICING,
PAYMENT OR YIELD INFORMATION REGARDING THE CERTIFICATES MAY BE DIFFERENT FROM
THE INFORMATION PROVIDED HEREIN. THERE CAN BE NO ASSURANCE THAT ACTUAL PRICING
WILL BE COMPLETED AT THE INDICATED VALUE(S). IN ADDITION, PRICING OF THE
CERTIFICATES MAY VARY SIGNIFICANTLY FROM THE INFORMATION CONTAINED IN THIS FREE
WRITING PROSPECTUS AS A RESULT OF VARIOUS FACTORS, INCLUDING, WITHOUT
LIMITATION, PREVAILING CREDIT SPREADS, MARKET POSITIONING, FINANCING COSTS,
HEDGING COSTS AND RISK AND USE OF CAPITAL AND PROFIT. THE PRICING ESTIMATES
CONTAINED HEREIN MAY VARY DURING THE COURSE OF ANY PARTICULAR DAY AND FROM DAY
TO DAY. YOU SHOULD CONSULT WITH YOUR OWN ACCOUNTING OR OTHER ADVISORS AS TO THE
ADEQUACY OF THE INFORMATION IN THIS FREE WRITING PROSPECTUS FOR YOUR PURPOSES.

     THE DATE OF THIS FREE WRITING PROSPECTUS IS February 5, 2007

          STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

          The depositor has filed a registration statement (including a prospectus) with the SEC (SEC File No. 333-129844) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the
SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC
Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling 1-800-666-2388 or by emailing CMBSREQ@lehman.com.

                                                                                                                     PENALTY
PROPERTY NAME                            POOLED BALANCE      NET INT 0 CPR     NET INT 100 CPY   NET INT 100 CPR     100 CPR
------------------------------------------------------------------------------------------------------------------------------

State Street Building                     362,000,000.00     205,370,344.79     200,153,729.71     200,153,729.71
1745 Broadway                             340,000,000.00     193,607,637.44     188,689,807.56     188,689,807.56
Westfield San Francisco Emporium          300,000,000.00     181,877,368.00     172,637,645.00      38,112,575.00   22,136,580
International Square                      270,000,000.00     172,545,421.50     163,779,790.50     163,779,790.50
Tishman Speyer DC Portfolio (7-Year)      217,000,000.00      97,672,094.22      90,557,250.12      90,557,250.12
Bethany Maryland Portfolio                150,400,000.00      43,214,056.00      40,948,734.12      40,948,734.12
Extendicare Portfolio                     125,000,000.00      39,681,821.37      37,624,066.97         644,631.25    9,447,213
1166 Avenue of the Americas               110,000,000.00      61,398,236.17      59,838,658.00      59,838,658.00
Bethany Houston Portfolio                 102,280,000.00      30,829,227.38      29,214,331.57      29,214,331.57
Four Times Square                          82,933,805.82      25,081,971.21      25,081,971.21      25,081,971.21
Towers at Park Central                     64,000,000.00      18,061,767.47      17,135,987.20       7,043,604.27    1,461,558
373 - 381 Park Avenue South                55,000,000.00      30,608,071.00      30,364,146.98      30,364,146.98
Royal Country                              54,000,000.00      31,078,767.60      30,291,205.50       6,568,807.50    3,319,575
Del Amo Financial Center                   52,500,000.00      33,640,557.71      32,793,307.75      32,793,307.75
Cold Storage Industrial                    51,655,093.07      28,035,056.59      27,386,076.81       6,239,034.97    3,218,165
Trophy Properties Portfolio                49,400,000.00      15,709,063.33      14,898,681.85      14,898,681.85
Sevilla Apartments                         48,000,000.00      26,955,251.20      26,955,251.20      26,955,251.20
Costanza Portfolio                         45,900,000.00      28,596,383.40      28,111,006.71      28,111,006.71
Bethany Austin Portfolio                   44,000,000.00      13,014,704.02      12,336,674.53      12,336,674.53
Eastland Mall                              43,000,000.00      23,985,095.74      23,985,095.74      23,985,095.74
Augusta Apartments                         30,000,000.00       8,712,980.50       8,712,980.50       8,712,980.50
Sheraton LA                                29,979,381.10      18,890,217.68      18,447,223.07      18,447,223.07
Kentucky Oaks Mall                         29,933,607.78      13,209,615.54      12,686,530.85      12,686,530.85
CVS - Vero Beach                           29,750,000.00      16,461,759.39      16,043,613.72         127,217.45    1,577,213
Hunting Oaks Apartments                    25,000,000.00      14,243,392.08      13,875,398.06      13,875,398.06
Galleria of Key Biscayne, Inc.             25,000,000.00      14,004,960.55      14,004,960.55      14,004,960.55
Via Mizner                                 23,920,000.00      13,573,854.06      13,240,225.11      13,240,225.11
Village Club Apartments                    23,680,000.00      13,469,723.36      13,144,411.21      13,144,411.21
Pacific Square                             23,000,000.00      13,534,077.36      13,206,761.46      13,206,761.46
401 E. Ocean Blvd.                         22,000,000.00      12,327,857.83      12,031,033.36      12,031,033.36
Gypsum Mills                               20,000,000.00      12,113,084.56      11,909,080.33      11,909,080.33
Sandy Village                              20,000,000.00      11,049,508.92      11,049,508.92      11,049,508.92
North Street Shopping Center               20,000,000.00      11,439,073.63      11,167,349.33      11,167,349.33
Verona Woods                               19,250,000.00       5,614,740.65       5,326,957.75          87,557.45      856,414
BJ's Wholesale Club                        19,000,000.00      10,305,018.47      10,057,353.85      10,057,353.85
Memphis Multis                             18,100,000.00      10,577,676.03      10,321,959.83      10,321,959.83
Catskill Commons                           18,100,000.00      10,471,306.72      10,205,954.99       4,079,455.83      928,021
GTECH Office Campus - GTECH                18,025,000.00      10,388,921.14       7,455,081.05       7,455,081.05
Foundation House                           17,950,497.97       9,673,798.60       9,522,621.04       9,522,621.04
Blanding Place                             16,700,000.00       4,962,564.67       4,708,209.10       4,708,209.10
River Oaks Apartments                      16,500,000.00       4,533,039.69       4,305,059.67       2,682,143.90      254,094
GTECH Office Campus - Immunex              15,975,000.00       9,207,379.48       6,607,207.76       6,607,207.76
430-460 South Pickett                      15,950,000.00       4,763,553.54       4,519,398.30       4,519,398.30
Midtown Plaza Shopping Center              15,680,000.00      11,607,012.06      11,607,012.06      11,607,012.06
Meadows at Lakeway                         15,560,000.00       9,110,500.33       8,879,632.55       8,879,632.55
Oak Grove Plaza                            14,750,000.00       8,292,663.75       8,160,124.73       8,160,124.73
Oaks Mall Plaza                            14,500,000.00       8,152,110.13       8,152,110.13       8,152,110.13
Prime Apartment Properties Portfolio       13,600,000.00       4,324,762.37       4,101,661.40       4,101,661.40
Visalia Plaza                              13,600,000.00       7,743,243.16       7,743,243.16       7,743,243.16
Pony Mall                                  13,500,000.00       7,799,159.72       7,613,912.19       7,613,912.19
Eastern Marketplace I                      13,200,000.00       7,726,314.83       7,726,314.83       7,726,314.83
Colony at Lakeway Apartments               13,100,000.00       7,670,151.31       7,475,783.19       7,475,783.19
Inland Valley Terrace Business Center      12,739,264.70       7,068,418.63       7,068,418.63       7,068,418.63
Shops at Simi Valley Town Center           12,500,000.00       7,332,377.92       7,146,575.35       7,146,575.35
Hy-Vee - 51st Street                       12,085,000.00       6,822,710.42       6,649,817.24          53,181.99      786,642
Hy-Vee - Cedar Rapids                      11,622,000.00       6,561,319.03       6,395,049.73          51,144.48      756,504
Hy-Vee - Olathe                            11,203,000.00       6,324,768.29       6,164,493.38          49,300.61      729,231
2238 Hyde Street                           10,800,000.00       3,434,370.12       3,257,201.70       3,257,201.70
Tiger Town Phase III                       10,770,000.00       6,100,299.18       5,997,560.08       5,997,560.08
Eastern Marketplace III                    10,500,000.00       6,145,932.25       6,145,932.25       6,145,932.25
Gallery at Warren Conner                   10,500,000.00       5,949,876.13       5,808,945.26       5,808,945.26
Woodbridge Apartments                      10,400,000.00       5,915,756.85       5,772,883.27       5,772,883.27
Hy-Vee - Grand Avenue                      10,375,000.00       5,857,312.42       5,708,883.23          45,656.86      675,334
737 Pine Street                            10,200,000.00       3,243,571.78       3,076,246.05       3,076,246.05
Willow Springs Apartments                   9,550,000.00       5,322,796.54       5,187,592.05       5,187,592.05
Handsboro Square                            9,500,000.00       8,805,902.65       8,267,477.64       1,187,718.34    1,450,482
Hilton Garden Inn                           9,420,000.00       5,336,750.24       5,254,087.39       5,254,087.39
Hy-Vee - Columbus                           9,243,000.00       5,218,230.24       5,085,995.92          40,675.31      601,649
Huntcliff Apartments                        9,150,000.00       5,099,852.18       4,970,310.70       4,970,310.70
Citizens Michigan Portfolio 4               9,053,534.00       5,383,415.46       5,240,640.37          43,439.81      923,192
Raintree Apartments                         9,000,000.00       5,016,248.05       4,888,830.20       4,888,830.20
Grove                                       9,000,000.00       5,008,962.66       4,888,338.99       4,888,338.99
Tradewinds Apartments                       8,100,000.00       4,585,037.31       4,548,144.62       4,548,144.62
Eastern Marketplace II                      7,800,000.00       4,565,549.67       4,565,549.67       4,565,549.67
Brandon Parkway                             7,700,000.00       4,485,669.17       4,485,669.17       4,485,669.17
Citizens Illinois Portfolio 2               7,586,669.00       4,511,187.69       4,391,545.21          36,401.64      773,616
Publix Supermarket - Palm Beach Plaza       7,550,000.00       4,322,016.84       4,212,233.25       4,212,233.25
Trace at Lakeway Apartments                 7,520,000.00       4,403,018.15       4,291,441.95       4,291,441.95
Geist Center                                7,484,000.00       4,096,476.84       3,897,977.35       3,897,977.35
Penn Medical                                7,338,635.43       2,184,498.85       2,075,217.42       2,075,217.42
AXA Building                                6,900,000.00       4,064,001.00       3,965,655.45       3,965,655.45
Rock Springs                                6,600,000.00       3,632,391.00       3,632,391.00       3,632,391.00
Hampton Inn - Cedar Rapids                  6,291,927.50       3,392,888.04       3,318,161.29       3,318,161.29
Lowe's - Westshore Plaza                    6,100,000.00       3,442,272.36       3,388,085.88       3,388,085.88
CVS - Chester                               6,029,000.00       3,493,777.40       3,405,031.96          27,000.51      442,079
Place at Lakeway Apartments                 5,800,000.00       3,395,944.85       3,309,888.74       3,309,888.74
Walgreens - Loganville                      5,610,000.00       3,228,391.72       3,146,387.32          24,949.51      393,827
Kozy Court - Mobile Manor                   5,610,000.00       3,366,461.78       3,284,909.20       3,284,909.20
OSO Parkway                                 5,600,000.00       3,446,240.79       3,446,240.79       3,446,240.79
Walgreens - Hazelwood                       5,584,563.54       3,004,065.41       3,004,065.41       3,004,065.41
Grandview Meadows III                       5,450,000.00       3,273,399.01       3,273,399.01         632,628.04      415,896
1701 East Lake Avenue                       5,250,000.00       2,928,304.31       2,882,410.66       2,882,410.66
Iliff Crossing Shopping Center              5,250,000.00       3,009,401.00       2,984,694.20       2,984,694.20
1431 Kingsland Building                     5,193,388.95       2,797,808.60       2,777,092.92       2,777,092.92
Hillcrest Oaks Apartments                   5,000,000.00       2,965,157.92       2,938,893.50       2,938,893.50
Tops Market - Batavia                       5,000,000.00       2,954,333.34       2,882,985.48       2,882,985.48
Puget Park Shopping Center                  4,890,000.00       2,675,680.92       2,654,461.72       2,654,461.72
Garden City Crossing                        4,871,501.16       2,622,318.92       2,602,380.54       2,602,380.54
Walgreens - New Castle                      4,780,000.00       2,750,750.88       2,680,879.04          21,258.23      335,560
Keystone Corporate Square                   4,550,000.00       2,549,476.31       2,488,359.56       2,488,359.56
Lubbock Square Apartments                   4,550,000.00       2,586,020.12       2,586,020.12       2,586,020.12
LAUSD Office Building                       4,496,220.96       1,787,473.18       1,787,473.18       1,787,473.18
Walgreens - Canton                          4,428,500.00       2,552,928.42       2,488,081.48          19,729.43      314,344
Steele Creek Commons                        4,300,000.00       2,433,349.09       2,433,349.09       2,433,349.09
Walgreens - Parkville                       4,274,000.00       2,515,464.15       2,451,568.87          19,440.03      343,441
Walgreens - Columbus                        4,250,000.00       2,492,647.24       2,429,481.45          19,430.03      349,197
Walgreens Lombard                           4,125,000.00       2,361,366.81       2,361,366.81       2,361,366.81
Walgreens - Miramar                         4,072,000.00       2,434,758.47       2,371,853.83       2,371,853.83
Walgreens Lansing                           4,000,000.00       2,289,810.24       2,289,810.24       2,289,810.24
WalMart Plaza                               3,996,693.37       2,245,874.00       2,211,334.98       2,211,334.98
Walgreens - Natchez                         3,910,000.00       2,265,826.78       2,208,272.51          17,510.70      286,703
Walgreens Indian Head Park                  3,875,000.00       2,218,253.67       2,218,253.67       2,218,253.67
SecurCare 603 and 606                       3,800,000.00       2,153,120.35       2,153,120.35         829,116.43      220,517
West Bay Village                            3,800,000.00       2,074,726.23       2,026,357.89       2,026,357.89
River Street Apartments                     3,796,957.23       2,179,793.83       2,129,091.28       2,129,091.28
Price Chopper - Fulton                      3,793,930.97       2,167,828.63       2,117,474.93       2,117,474.93
Bear Pointe Apartments                      3,730,000.00       2,150,259.23       2,095,640.49       2,095,640.49
Walgreens - Union                           3,689,777.22       1,981,155.80       1,981,155.80       1,981,155.80
Holiday Inn Express - Tyler                 3,636,517.35       2,099,569.21       2,099,569.21       2,099,569.21
Ridgewood Apartments                        3,600,000.00       2,074,478.08       2,074,478.08       2,074,478.08
Tractor Supply                              3,500,000.00       1,996,719.84       1,952,948.97       1,952,948.97
Sawgrass Executive Center, Building A       3,400,000.00       1,341,042.16       1,308,896.62       1,308,896.62
Sentinel Square                             3,394,002.29       1,810,020.50       1,768,223.46       1,768,223.46
Keystone Plaza Retail                       3,300,000.00       1,855,597.07       1,811,998.11       1,811,998.11
1500 Skokie Boulevard                       3,200,000.00       1,784,871.20       1,756,897.93       1,756,897.93
Maple Creek and Waconia                     3,160,000.00       1,803,432.51       1,789,130.28       1,789,130.28
Tradewinds Plaza                            3,150,000.00       1,781,620.71       1,781,620.71       1,781,620.71
CVS - Garfield                              3,100,000.00       1,796,435.55       1,766,180.62       1,766,180.62
Mizner City Center                          3,100,000.00         877,753.04         877,753.04         877,753.04
Ark Self Storage                            2,892,390.19       1,600,456.21       1,587,716.09       1,587,716.09
One Camden Court                            2,860,000.00       1,594,505.27       1,594,505.27         318,637.95      172,791
Pro Storage                                 2,720,000.00       1,722,814.63       1,708,422.53         364,134.33      269,000
Shops at Railey Hill                        2,475,000.00       1,393,377.85       1,393,377.85       1,393,377.85
Salida Shoppes                              2,400,000.00       1,336,113.36       1,336,113.36       1,336,113.36
Apple Tree Storage                          2,000,000.00       1,235,451.16       1,224,952.06         265,637.50      187,978
1251 N. Highway 287                         2,000,000.00       1,175,088.46       1,175,088.46       1,175,088.46
Acworth Outparcel                           2,000,000.00       1,293,574.05       1,293,574.05       1,293,574.05
Greenfield Mobile Home Park                 1,996,605.80       1,094,753.45       1,069,414.19       1,069,414.19
340 W. Ponce De Leon                        1,895,304.06       1,106,364.98       1,106,364.98       1,106,364.98
Action's Self Storage                       1,795,186.70         988,853.18         988,853.18         988,853.18
Rite Aid  - La Plata                        1,627,878.61         865,005.61         788,254.57         788,254.57
325 9th Avenue                              1,600,000.00         508,795.57         482,548.40         482,548.40
Holly Bend Apartments                       1,438,000.00         792,553.28         780,221.08         780,221.08
Starbucks - Bradenton                       1,400,000.00         796,006.10         796,006.10         796,006.10
MRFM Office Building                        1,225,000.00         701,708.22         701,708.22         701,708.22
                                        3,713,176,834.77   1,917,329,926.86   1,851,656,049.21   1,523,683,496.38   53,626,816

TSY   YIELDS
----  ------
6 mo  5.176
2yr   4.981
3yr   4.930
5yr   4.881
10yr  4.891
30yr  4.994

THE INFORMATION IN THIS FREE WRITING PROSPECTUS SUPERSEDES THE INFORMATION IN
ANY PRIOR VERSIONS HEREOF AND WILL BE SUPERSEDED BY THE INFORMATION IN ANY
SUBSEQUENT FREE WRITING PROSPECTUSES PRIOR TO THE TIME OF SALE. THIS FREE
WRITING PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN
OFFER TO BUY ANY SECURITY OTHER THAN THE OFFERED CERTIFICATES, NOR DOES IT
CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE
OFFERED CERTIFICATES TO ANY PERSON IN ANY JURISDICTION IN WHICH IT IS UNLAWFUL
TO MAKE SUCH AN OFFER OR SOLICITATION TO SUCH PERSON. THIS FREE WRITING
PROSPECTUS WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN
CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING
PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE,
LOSS, SPREADS, MARKET AVAILABILITY AND OTHER MATTERS. THE ACTUAL AMOUNT, RATE OR
TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS MAY BE DIFFERENT, AND
SOMETIMES MATERIALLY DIFFERENT THAN ANTICIPATED, AND THEREFORE THE PRICING,
PAYMENT OR YIELD INFORMATION REGARDING THE CERTIFICATES MAY BE DIFFERENT FROM
THE INFORMATION PROVIDED HEREIN. THERE CAN BE NO ASSURANCE THAT ACTUAL PRICING
WILL BE COMPLETED AT THE INDICATED VALUE(S). IN ADDITION, PRICING OF THE
CERTIFICATES MAY VARY SIGNIFICANTLY FROM THE INFORMATION CONTAINED IN THIS FREE
WRITING PROSPECTUS AS A RESULT OF VARIOUS FACTORS, INCLUDING, WITHOUT
LIMITATION, PREVAILING CREDIT SPREADS, MARKET POSITIONING, FINANCING COSTS,
HEDGING COSTS AND RISK AND USE OF CAPITAL AND PROFIT. THE PRICING ESTIMATES
CONTAINED HEREIN MAY VARY DURING THE COURSE OF ANY PARTICULAR DAY AND FROM DAY
TO DAY. YOU SHOULD CONSULT WITH YOUR OWN ACCOUNTING OR OTHER ADVISORS AS TO THE
ADEQUACY OF THE INFORMATION IN THIS FREE WRITING PROSPECTUS FOR YOUR PURPOSES.

     THE DATE OF THIS FREE WRITING PROSPECTUS IS February 5, 2007

          STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

          The depositor has filed a registration statement (including a prospectus) with the SEC (SEC File No. 333-129844) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the
SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC
Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling 1-800-666-2388 or by emailing CMBSREQ@lehman.com.

CLASS A-AB TARGETED PRINCIPAL BALANCE

Distribution Date      Balance
---------------------------------
         March-07   95,000,000.00
         April-07   95,000,000.00
           May-07   95,000,000.00
          June-07   95,000,000.00
          July-07   95,000,000.00
        August-07   95,000,000.00
     September-07   95,000,000.00
       October-07   95,000,000.00
      November-07   95,000,000.00
      December-07   95,000,000.00
       January-08   95,000,000.00
      February-08   95,000,000.00
         March-08   95,000,000.00
         April-08   95,000,000.00
           May-08   95,000,000.00
          June-08   95,000,000.00
          July-08   95,000,000.00
        August-08   95,000,000.00
     September-08   95,000,000.00
       October-08   95,000,000.00
      November-08   95,000,000.00
      December-08   95,000,000.00
       January-09   95,000,000.00
      February-09   95,000,000.00
         March-09   95,000,000.00
         April-09   95,000,000.00
           May-09   95,000,000.00
          June-09   95,000,000.00
          July-09   95,000,000.00
        August-09   95,000,000.00
     September-09   95,000,000.00
       October-09   95,000,000.00
      November-09   95,000,000.00
      December-09   95,000,000.00
       January-10   95,000,000.00
      February-10   95,000,000.00
         March-10   95,000,000.00
         April-10   95,000,000.00
           May-10   95,000,000.00
          June-10   95,000,000.00
          July-10   95,000,000.00
        August-10   95,000,000.00
     September-10   95,000,000.00
       October-10   95,000,000.00
      November-10   95,000,000.00
      December-10   95,000,000.00
       January-11   95,000,000.00
      February-11   95,000,000.00
         March-11   95,000,000.00
         April-11   95,000,000.00
           May-11   95,000,000.00
          June-11   95,000,000.00
          July-11   95,000,000.00
        August-11   95,000,000.00
     September-11   95,000,000.00
       October-11   95,000,000.00
      November-11   95,000,000.00
      December-11   95,000,000.00
       January-12   94,337,905.74
      February-12   92,956,000.00
         March-12   91,168,000.00
         April-12   89,771,000.00
           May-12   88,168,000.00
          June-12   86,756,000.00
          July-12   85,139,000.00
        August-12   83,712,000.00
     September-12   82,279,000.00
       October-12   80,640,000.00
      November-12   79,191,000.00
      December-12   77,538,000.00
       January-13   76,074,000.00
      February-13   74,603,000.00
         March-13   72,534,000.00
         April-13   71,046,000.00
           May-13   69,354,000.00
          June-13   67,850,000.00
          July-13   66,143,000.00
        August-13   64,623,000.00
     September-13   63,096,000.00
       October-13   61,366,000.00
      November-13   59,823,000.00
      December-13   58,000,000.00
       January-14   57,142,891.85
      February-14   55,555,000.00
         March-14   53,366,000.00
         April-14   51,760,000.00
           May-14   49,949,000.00
          June-14   48,327,000.00
          July-14   46,499,000.00
        August-14   44,860,000.00
     September-14   43,212,000.00
       October-14   41,361,000.00
      November-14   39,696,000.00
      December-14   37,827,000.00
       January-15   36,145,000.00
      February-15   34,455,000.00
         March-15   32,172,000.00
         April-15   30,463,000.00
           May-15   28,550,000.00
          June-15   26,823,000.00
          July-15   24,893,000.00
        August-15   23,148,000.00
     September-15   21,393,000.00
       October-15   19,438,000.00
      November-15   17,666,000.00
      December-15   15,693,000.00
       January-16   13,902,000.00
      February-16   12,102,000.00
         March-16    9,912,000.00
         April-16    8,093,000.00
           May-16    6,074,000.00
          June-16    4,236,000.00
          July-16    2,199,000.00
        August-16              --

THE INFORMATION IN THIS FREE WRITING PROSPECTUS SUPERSEDES THE INFORMATION IN
ANY PRIOR VERSIONS HEREOF AND WILL BE SUPERSEDED BY THE INFORMATION IN ANY
SUBSEQUENT FREE WRITING PROSPECTUSES PRIOR TO THE TIME OF SALE. THIS FREE
WRITING PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN
OFFER TO BUY ANY SECURITY OTHER THAN THE OFFERED CERTIFICATES, NOR DOES IT
CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE
OFFERED CERTIFICATES TO ANY PERSON IN ANY JURISDICTION IN WHICH IT IS UNLAWFUL
TO MAKE SUCH AN OFFER OR SOLICITATION TO SUCH PERSON. THIS FREE WRITING
PROSPECTUS WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN
CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING
PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE,
LOSS, SPREADS, MARKET AVAILABILITY AND OTHER MATTERS. THE ACTUAL AMOUNT, RATE OR
TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS MAY BE DIFFERENT, AND
SOMETIMES MATERIALLY DIFFERENT THAN ANTICIPATED, AND THEREFORE THE PRICING,
PAYMENT OR YIELD INFORMATION REGARDING THE CERTIFICATES MAY BE DIFFERENT FROM
THE INFORMATION PROVIDED HEREIN. THERE CAN BE NO ASSURANCE THAT ACTUAL PRICING
WILL BE COMPLETED AT THE INDICATED VALUE(S). IN ADDITION, PRICING OF THE
CERTIFICATES MAY VARY SIGNIFICANTLY FROM THE INFORMATION CONTAINED IN THIS FREE
WRITING PROSPECTUS AS A RESULT OF VARIOUS FACTORS, INCLUDING, WITHOUT
LIMITATION, PREVAILING CREDIT SPREADS, MARKET POSITIONING, FINANCING COSTS,
HEDGING COSTS AND RISK AND USE OF CAPITAL AND PROFIT. THE PRICING ESTIMATES
CONTAINED HEREIN MAY VARY DURING THE COURSE OF ANY PARTICULAR DAY AND FROM DAY
TO DAY. YOU SHOULD CONSULT WITH YOUR OWN ACCOUNTING OR OTHER ADVISORS AS TO THE
ADEQUACY OF THE INFORMATION IN THIS FREE WRITING PROSPECTUS FOR YOUR PURPOSES.

     THE DATE OF THIS FREE WRITING PROSPECTUS IS February 5, 2007

          STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

          The depositor has filed a registration statement (including a prospectus) with the SEC (SEC File No. 333-129844) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the
SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC
Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling 1-800-666-2388 or by emailing CMBSREQ@lehman.com.

          850,172,000  62,000,000  211,000,000  225,000,000  95,000,000  1,156,051,000  371,318,000  315,620,000  27,849,000
End Date     A1A           A1          A2            A3           AAB          A4           AM             AJ          B
----------------------------------------------------------------------------------------------------------------------------

Feb-08    832,240,000          --  206,462,000  225,000,000  95,000,000  1,156,051,000  371,318,000  315,620,000  27,849,000
Feb-09    816,657,000          --  144,409,000  225,000,000  95,000,000  1,156,051,000  371,318,000  315,620,000  27,849,000
Feb-10    782,292,000          --   21,737,000  225,000,000  95,000,000  1,156,051,000  371,318,000  315,620,000  27,849,000
Feb-11    749,963,000          --           --  129,625,000  95,000,000  1,156,051,000  371,318,000  315,620,000  27,849,000
Feb-12    342,809,000          --           --           --          --  1,110,894,000  371,318,000  315,620,000  27,849,000
Feb-13    329,160,000          --           --           --          --  1,014,807,000  371,318,000  315,620,000  27,849,000
Feb-14    316,926,000          --           --           --          --    776,679,000  371,318,000  315,620,000  18,669,000

          55,697,000  37,132,000  18,566,000  32,490,000  32,491,000  41,773,000    41,773,000         TOTAL
End Date       C           D          E            F           G           H         Subtotal      XCP NOTIONAL
----------------------------------------------------------------------------------------------------------------

Feb-08    55,697,000  37,132,000  18,566,000  32,490,000  32,491,000  41,773,000  3,447,689,000    1,723,844,500
Feb-09    55,697,000  37,132,000  18,566,000  32,490,000  32,491,000  41,773,000  3,370,053,000    1,685,026,500
Feb-10    55,697,000  37,132,000  18,566,000  32,490,000  32,491,000  41,773,000  3,213,016,000    1,606,508,000
Feb-11    55,697,000  37,132,000  18,566,000  32,490,000  19,442,000              3,008,753,000    1,504,376,500
Feb-12    55,697,000  37,132,000          --          --                          2,261,319,000    1,130,659,500
Feb-13    40,525,000          --          --                                      2,099,279,000    1,049,639,500
Feb-14            --          --                                                  1,799,212,000      899,606,000

                                                                                                 50% of Subtotal

Distribution   Reference
    Date          Rate
------------------------
  03/15/07      5.88537
  04/15/07      6.08548
  05/15/07      5.88752
  06/15/07      6.08559
  07/15/07      5.88764
  08/15/07      6.08571
  09/15/07      6.08577
  10/15/07      5.88780
  11/15/07      6.08588
  12/15/07      5.88792
  01/15/08      6.08600
  02/15/08      5.88805
  03/15/08      5.88812
  04/15/08      6.08619
  05/15/08      5.88822
  06/15/08      6.08632
  07/15/08      5.88834
  08/15/08      6.08644
  09/15/08      6.08650
  10/15/08      5.88852
  11/15/08      6.08663
  12/15/08      5.88864
  01/15/09      5.90582
  02/15/09      5.90886
  03/15/09      5.90892
  04/15/09      6.10773
  05/15/09      5.90907
  06/15/09      6.10788
  07/15/09      5.90921
  08/15/09      6.10802
  09/15/09      6.10809
  10/15/09      5.90942
  11/15/09      6.10824
  12/15/09      5.90957
  01/15/10      5.90963
  02/15/10      5.90967
  03/15/10      5.90987
  04/15/10      6.10853
  05/15/10      5.90983
  06/15/10      6.10864
  07/15/10      5.90993
  08/15/10      6.10874
  09/15/10      6.10879
  10/15/10      5.91008
  11/15/10      6.10890
  12/15/10      5.91019
  01/15/11      5.91026
  02/15/11      5.91031
  03/15/11      5.91053
  04/15/11      6.10919
  05/15/11      5.91047
  06/15/11      6.10931
  07/15/11      5.91058
  08/15/11      6.10942
  09/15/11      6.08490
  10/15/11      5.85948
  11/15/11      6.05873
  12/15/11      5.86029
  01/15/12      6.05527
  02/15/12      5.86047
  03/15/12      5.86065
  04/15/12      6.05777
  05/15/12      5.86076
  06/15/12      6.05797
  07/15/12      5.86096
  08/15/12      6.05818
  09/15/12      6.05827
  10/15/12      5.86125
  11/15/12      6.05848
  12/15/12      5.86145
  01/15/13      5.86156
  02/15/13      5.86165
  03/15/13      5.86206
  04/15/13      6.05903
  05/15/13      5.86198
  06/15/13      6.05924
  07/15/13      5.86219
  08/15/13      6.01651
  09/15/13      6.01659
  10/15/13      5.82090
  11/15/13      6.01695
  12/15/13      5.82125
  01/15/14      5.82134
  02/15/14      5.82131

THE INFORMATION IN THIS FREE WRITING PROSPECTUS SUPERSEDES THE INFORMATION IN
ANY PRIOR VERSIONS HEREOF AND WILL BE SUPERSEDED BY THE INFORMATION IN ANY
SUBSEQUENT FREE WRITING PROSPECTUSES PRIOR TO THE TIME OF SALE. THIS FREE
WRITING PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN
OFFER TO BUY ANY SECURITY OTHER THAN THE OFFERED CERTIFICATES, NOR DOES IT
CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE
OFFERED CERTIFICATES TO ANY PERSON IN ANY JURISDICTION IN WHICH IT IS UNLAWFUL
TO MAKE SUCH AN OFFER OR SOLICITATION TO SUCH PERSON. THIS FREE WRITING
PROSPECTUS WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN
CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING
PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE,
LOSS, SPREADS, MARKET AVAILABILITY AND OTHER MATTERS. THE ACTUAL AMOUNT, RATE OR
TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS MAY BE DIFFERENT, AND
SOMETIMES MATERIALLY DIFFERENT THAN ANTICIPATED, AND THEREFORE THE PRICING,
PAYMENT OR YIELD INFORMATION REGARDING THE CERTIFICATES MAY BE DIFFERENT FROM
THE INFORMATION PROVIDED HEREIN. THERE CAN BE NO ASSURANCE THAT ACTUAL PRICING
WILL BE COMPLETED AT THE INDICATED VALUE(S). IN ADDITION, PRICING OF THE
CERTIFICATES MAY VARY SIGNIFICANTLY FROM THE INFORMATION CONTAINED IN THIS FREE
WRITING PROSPECTUS AS A RESULT OF VARIOUS FACTORS, INCLUDING, WITHOUT
LIMITATION, PREVAILING CREDIT SPREADS, MARKET POSITIONING, FINANCING COSTS,
HEDGING COSTS AND RISK AND USE OF CAPITAL AND PROFIT. THE PRICING ESTIMATES
CONTAINED HEREIN MAY VARY DURING THE COURSE OF ANY PARTICULAR DAY AND FROM DAY
TO DAY. YOU SHOULD CONSULT WITH YOUR OWN ACCOUNTING OR OTHER ADVISORS AS TO THE
ADEQUACY OF THE INFORMATION IN THIS FREE WRITING PROSPECTUS FOR YOUR PURPOSES.